ABSOLUTE STRATEGIES FUND (THE “FUND”)

SUPPLEMENT DATED DECEMBER 18, 2009 TO THE PROSPECTUS DATED AUGUST 1, 2009

Effective December 18, 2009, the section of the Prospectus entitled “Minimum Investments” (page 27) is revised as follows:

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial (1)	Minimum Additional(1)
Institutional Shares
All Accounts	$1,000,000(2)	None
R Shares
Standard Accounts	$ 250,000	$100
Traditional and Roth IRA Accounts	$ 5,000	$100

(1)	See “General Information — Transactions through Third Parties” for information regarding investment minimums if you are purchasing shares through a financial institution.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the subadvisers, and employees and affiliates of the fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements for certain Fund investors.

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

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PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE OPPORTUNITIES FUND (THE “FUND”)

SUPPLEMENT DATED DECEMBER 18, 2009 TO THE PROSPECTUS DATED AUGUST 1, 2009

Effective December 18, 2009, the section of the Prospectus entitled “Minimum Investments” (page 22) is revised as follows:

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)	Minimum Additional(1)
All Accounts	$1,000,000(2)	None

(1)	See “General Information — Transactions through Third Parties” for information regarding investment minimums if you are purchasing shares through a financial institution.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the subadvisers, and employees and affiliates of the fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements for certain Fund investors.

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

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PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE OPPORTUNITIES FUND (THE “FUND”)

SUPPLEMENT DATED DECEMBER 18, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED AUGUST 1, 2009

Effective December 18, 2009, Appendix E – Adviser/Sub-Adviser Proxy Voting Procedures of the Fund’s SAI is revised, beginning on page 66, to include the following proxy voting procedures:

MADDEN ASSET MANAGEMENT LLC
PROXY VOTING POLICY

PROXY VOTING – RULE 206(4)-6

Overview of Requirements

An investment adviser that exercises voting authority over client proxies is required to:

•
Adopt and implement policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, including how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

•	Disclose to clients information about those policies and procedures and, upon request, furnish a copy to clients;

•	Disclose to clients how they may obtain information on how the adviser has voted their proxies;

•	Maintain certain records related to proxy voting.

Policy

This Policy has been adopted by MAM to facilitate the voting of proxies in what we perceive to be the best interests of our clients.  We recognize our fiduciary obligation and will comply with our obligations under Rule 206(4)-6 under the Advisers Act.

This Policy defines procedures for voting securities in each Account/Fund managed by MAM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe specific voting requirements or specific voting considerations. Instead, this Policy provides procedures for applying the informed expertise and judgment of our investment professionals on a timely basis in pursuit of the above stated voting objectives.

We believe that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients' investments through portfolio management and client service. This policy has been prepared on this basis.

MAM is not responsible for voting proxies not received in a timely manner or in circumstances where there is a lack of information provided in the proxy statement by the issuer or other resolution sponsor.  In addition, should we feel that the costs of voting a particular proxy exceed the expected benefits to clients, we may choose not to vote in that particular circumstance.  However, it is generally our intent to vote all proxies.

Our Portfolio Management Style
We believe that selecting the right themes and the best companies is only part of the equation; effectively and efficiently implementing these security decisions requires highly diligent and structured portfolio management.  We are highly focused on risk management, we carefully evaluate how stocks are trading and we consider the macro view of world events on various markets in which we seek to invest.  We focus our portfolio management process in order to both maximize our winning bets, and to admit when we are wrong—exiting unproductive situations in a timely fashion in exchange for better opportunities.  In order to seek profitable investment opportunities for our clients, it is important to have maximum flexibility.  Accordingly, this strategy may result in a high turnover rate.

In view of these dynamics, MAM does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of our approach to corporate governance issues is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients' portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

Responsibility

The Portfolio Manager is responsible for making decisions with respect to voting proxies.  The CCO is responsible for facilitating the overall voting process—from receipt of the proxies to casting the votes.  The CCO is also responsible for ensuring accurate and adequate disclosure in Form ADV Part II.

Procedures

We have identified a limited range of issues upon which we will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

Major Corporate Proposals
MAM will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients:

•	Contentious issues (e.g. issues of perceived national interest, or where there has been extensive press coverage or public comment);

•	Approval of changes of substantial shareholdings;

•	Mergers or schemes of arrangement; and

•	Approval of major asset sales or purchases.

As a general rule, MAM will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, MAM will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Our approach to significant proxy voting issues which fall outside these areas will be addressed on their merit.

Conflicts of Interest

MAM will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if management actually knew or should have known of the conflict. We are sensitive to conflicts of interest that may arise in the proxy decision-making process and have identified the following potential conflicts of interest:

•	A principal of MAM or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

•	An immediate family member of a principal of MAM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

•	MAM, any fund managed by the MAM, or any affiliate holds a significant ownership interest in the portfolio company.

•	Any matter involving a client that generates substantial revenue for MAM.

•	Any other issue that the CCO determines is an actual or potential conflict.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.  Materiality determinations will be based on an assessment of the particular facts and circumstances and consultation with Legal Counsel.  One or more of the following methods may be used to resolve the conflict:

•	Voting in accordance with the recommendation of another independent third party/fiduciary;

•	Disclosing the conflict to the client and obtaining consent before voting;

•	Suggesting to the client that it engage another party to vote the proxy on its behalf;

•	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	Any other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict.

The CCO shall document the method used to resolve conflicts of interest and maintain supporting documentation in accordance with regulatory requirements.

Receipt of Proxies / Process for Voting

MAM will vote all proxies electronically via www.proxyvote.com.

Madden Partners, LP

•	Proxies received for securities held in Madden Partners, LP will be delivered directly to the CCO via email from the Prime Broker (UBS).
•	The CCO will provide the proxy information to the Portfolio Manager for review and a voting decision.

•	The CCO will utilize the www.proxyvote.com to cast the vote (the control number on the proxy notification is used to vote the proxy).
•	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.

Absolute Opportunities Fund

•	Proxies received for securities held in the Absolute Opportunities Fund will be delivered to MAM electronically from the Fund’s Custodian (Citibank).
•	The CCO will provide the proxy information to the Portfolio Manager for review and a voting decision.
•	The CCO will utilize the www.proxyvote.com to cast the vote (the control number on the proxy notification is used to vote the proxy).
•	Once the vote is cast, a copy is printed and maintained in a file in accordance with regulatory requirements.
•	The CCO will work with the Fund’s CCO as needed to provide any information pertaining to proxies in order to facilitate the Fund’s filing of Form N-PX.

Securities Litigation

MAM relies upon the Prime Broker and Custodian to provide notification of any securities held in a fund that are subject to litigation/class action lawsuits.  MAM will review the details of the lawsuit and, in determining how to file any claims, will consider the potential impact on the client/shareholder, without considering any benefit to ourselves, our employees or our affiliates.  We will discuss the filing of any claims with the mutual fund’s Advisor and or CCO, as appropriate.

Recordkeeping

The CCO shall maintain the following records in accordance with regulatory requirements:

•	Copies of this Policy as from time to time revised or supplemented;
•	A copy of each proxy statement that MAM receives;
•	Voting Results;
•	A copy of any document that was material to making a decision how to vote proxies or that memorializes the basis for the decision;
•
A copy of each written request for information on how MAM voted proxies on behalf of the client and a copy of any written response by MAM to any client request for information on how proxies were voted;

•	Communications/documentation surrounding Conflicts of Interest.
•	Written reports arising from review of the proxy function

GREEN EAGLE CAPITAL LLC
(“Green Eagle” or the "Company")

Proxy Voting Procedures.

1. Policy and Guidelines.

The Company will vote proxies for all accounts for which it has voting authority in accordance with investor instructions and in manner in which the Company believes to be in the best interests of its investors. The Company recognizes that in many instances the interests of corporate management may not be consistent with what the Company views to be in the best interests of its investors. It is anticipated that proxy voting will rarely, if ever, occur given the nature of the Company’s investment strategy and the types of securities in which the Fund and/or

Client invests. Therefore, in the absence of written voting instructions from investor, the Company has adopted the following voting guidelines:

(a). Confidential Voting and Shareholder Actions.

The Company believes that the proxy voting systems should provide access to both management and shareholders. As such, the Company will vote as appropriate on a case-by-case basis.

(b). Poison Pills and Golden Parachutes.

The Company will vote as it deems appropriate on a case-by-case basis.

(c). Election of Directors.

The Company will vote as it deems appropriate on a case-by-case basis.

(d). Voting Rights.

The Company will vote as it deems appropriate on a case-by-case basis.

(e). Fair Price Amendments.

The Company will vote as it deems appropriate on a case-by-case basis.

(f). Target Share Payments.

The Company will vote as it deems appropriate on a case-by-case basis.

(g). Tender Offers.

The Company will consider it deems tender offers on a case-by-case basis.

2. Conflicts.

The Company recognizes that proxy proposals may present a conflict between the interests of investors and those of the Company or certain of its affiliates. Therefore, the Company has adopted the following conflict procedures:

(a). Identifying Conflicts.

The person assigned responsibility for voting proxies shall, when reviewing proxy materials, identify conflicts of interest including, for example:

(i). when the Company (or its affiliate) is or is seeking to manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies or;

(ii). has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

(b). Data for Identifying Conflicts.

The person assigned responsibility for voting proxies shall advise Company management of companies soliciting proxies, and management shall advise if there are any known conflicts – including, in particular, the conflicts listed as example in the preceding paragraph.

(c). Disclose Conflicts.

If a conflict is identified, the person assigned to vote proxies shall notify Company management as soon as possible so that a voting decision may be made, voting on the proxy proposal in a timely manner.

(d). Voting Decisions in Conflict Situations.

If the matter to be voted on is covered by Part A of these procedures, the proxy shall be voted in accordance with Part A. If the matter is not specifically addressed by Part A and there is a conflict, management of the Company shall contact the investor or investor’s designated representative for voting instructions.

(e). Record of Voting Instructions.

Company management shall record and the person responsible for voting proxies shall maintain records reflecting investor voting instructions on matters where there are conflicts.

3. Voting Records.

The Company recognizes obligations to maintain records as required by Rule 204-2(c)(2) under the Advisers Act [and, if applicable, Rule 30b1-4 under the Investment Company Act of 1940]. Therefore, the Company has adopted the following record keeping procedure:

(a). Person Responsible.

The person assigned responsibility for voting proxies or, if that person is an outside service provider, the person in the Company’s legal or compliance department responsible for maintaining compliance records shall prepare and maintain the files/records required by these procedures.

(b). Policies and Procedures.

A copy of all proxy voting procedures adopted by the Company shall be maintained in an appropriately labeled file for the term required by regulatory authorities.

(c). Proxy Statements.

A record of all proxy statements with respect to securities held in investor portfolios with respect to which the Company has agreed to vote proxies shall be maintained.

(d). Proxy Voting Record.

The person responsible for voting proxies shall maintain a record (file) detailing for each investor the information for each matter relating to a portfolio security considered at any shareholder meeting with respect to which the investor is entitled to vote. The records maintained will contain all information required by SEC Form N-PX (to be filed by the funds’ administrators no later than August 30th of each year for the previous twelve month period ending June 30th.).

Specifically, proxy voting records will include the following information;

• Full legal name of the issuer of the security;
• Exchange ticker symbol;
• CUSIP number;
• Shareholder meeting date;
• Brief identification of the matter voted on;
• Whether the matter was proposed by the issuer or security holder;
• Whether or not the registrant cast a vote on the matter
• How the registrant cast the vote (for, against, abstain, withhold for BOD; and,
• If registrant cast the vote for or against Management.

(e). Memoranda.

The Company shall maintain a copy of documents created by Company (or the adviser) personnel that were material to the voting decision.

(f). Request for Data.
A copy of each written investor request for the Company’s voting record on behalf of the investor and a copy of each written response – including a copy of a formatted voting record, shall be maintained. The report shall be mailed within three days of receipt of a request.

4. Disclosure of Policies and Procedures for Voting Proxies.

The Company recognizes that it is required by Rule 206(4)-6 under the Investment Advisers Act of 1940 to disclosure to investors its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting investor. Therefore, the Company has adopted the following procedures:

(a). Disclosure in Schedule F to Form ADV.
A brief description of these procedures shall be included in Schedule F to the Company’s Form ADV as an additional service.

(b). Delivery of Procedures upon Contract.
If an investor engages the Company to vote proxies in connection with or related to meetings of shareholders of issuers represented in the investor’s portfolio, the investor (a) shall be provided a copy of these procedures, (b) shall be asked if it wishes to provide written proxy voting instructions, and (c) shall sign and acknowledgement with respect to receipt of the procedures and provision of voting instructions.

KINGSTOWN CAPITAL MANAGEMENT L.P.
PROXY VOTING POLICY

We, at Kingstown, have always believed that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities solely with the goal of serving the best interests of our clients as shareholders of a company. We have long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that we believe enhance shareholder value. In determining how to vote on any proposal, we will consider the proposal’s expected impact on shareholder value and will not consider any benefit to us, at Kingstown, or our employees or affiliates.

We consider the reputation, experience and competence of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. Therefore, on most issues, we cast our votes in accordance with management’s recommendations. This does not mean we do not care about corporate governance. Rather, it is a confirmation that our process of investing with shareholder aligned management is working. However, when we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Proxy Voting Guidelines

Management has established a number of proxy voting guidelines on various issues of concern to investors. We will normally vote proxies in accordance with these guidelines unless we determine that it is in the best economic interests of our clients to vote contrary to the guidelines. Our voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

• With respect to a company’s board of directors, we believe there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and we will normally vote in favor of proposals that insure such independence.

• With respect to auditors, we believe that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and we will normally vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

• With respect to equity based compensation plans, we believe that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we will normally vote against plans that substantially dilute our ownership interest in the company or provide participants with excessive awards. We will also normally vote in favor of proposals to require the expensing of options.

• With respect to shareholder rights, we believe that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, we will normally vote against proposals for supermajority voting rights, against the adoption of poison pill plans, and against proposals for different classes of stock with different voting rights.

• With respect to “social responsibility” issues, we believe that matters related to a company’s day-to-day business operations are primarily the responsibility of management. We are focused on maximizing long-term shareholder value and will normally vote against shareholder proposals requesting that a company disclose or change certain business practices unless we believe the proposal would have a substantial positive economic impact on the company.

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

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PLEASE RETAIN FOR FUTURE REFERENCE.